LEASES - Maturities of lease liabilities (Details) ¥ in Thousands, $ in Thousands	Jun. 30, 2022 CNY (¥)	Jun. 30, 2022 USD ($)	Dec. 31, 2021 CNY (¥)
Operating leases- ASU842
For the six months ending December 31, 2022 (remaining)	¥ 30,185
2023	42,376
2024	42,735
2025	42,394
2026	30,114
Thereafter	82,222
Total lease payments	270,026
Less: interest	23,291
Total	246,735
Less: current portion	48,846	$ 7,293	¥ 48,923
Non-current portion	¥ 197,889	$ 29,544	¥ 198,687